                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                    ----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 9, 2004

                         QueryObject Systems Corporation
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             (Exact name of registrant as specified in its charter)

     Delaware                           1-13587                   94-3087939
   ------------                       -----------               --------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
  of incorporation)                                          Identification No.)

        One Expressway Plaza, Suite 208, Roslyn Heights, New York 11577
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                     Address of principal executive offices

      Registrant's telephone number, including area code: (516) __________

                                       N/A
    -----------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   CHANGES IN Registrant's  CERTIFYING ACCOUNTANT.

(a)    Previous Independent Accountants

(i)    On  November 9, 2004,  PricewaterhouseCoopers  LLP  ("PwC"),  resigned as independent  auditors of QueryObject  Systems Corporation (the "Company")
       effective November 9, 2004.

       PwC has not audited  any  financial  statements  of the Company as of any date or for any period  subsequent  to the year ended  December 31, 2000.
       Furthermore,  the Company has not filed its annual  report on Form 10-KSB for any of the years ended December 31, 2001, 2002 or 2003.

(ii)   The  reports of PwC on the  Company's  financial  statements  for the two years ended December 31, 1999 and 2000 did not contain an adverse opinion or a  disclaimer  of opinion  and were not  qualified  or  modified as to uncertainty,  audit scope,  or accounting  principles,  except that their
       reports  on  the  financial   statements   for  both  years  included  an
       explanatory  paragraph  regarding the Company's  ability to continue as a going concern.

(iii)  During the years ended December 31, 1999 and 2000 and through November 9,
       2004,  there were no  disagreements  with PwC on any matter of accounting principles  or practices,  financial  statement  disclosure,  or auditing scope and procedure  which,  if not resolved to the  satisfaction of PwC, would have caused it to make  reference  thereto in their  reports on the financial statements for such years.

(iv)   During the years ended December 31, 1999 and 2000 and through November 9,
       2004, there were no "reportable events" as that term is described in Item
       304(a)(1)(v) of Regulation S-K.

(v)    The  Company  has  requested  PwC to  furnish a letter  addressed  to the
       Securities  and Exchange  Commission  stating  whether it agrees with the above  statements.  A copy of that letter, is filed as Exhibit 16 to this
       Form 8-K.

(b)    New Independent Accountants

(i)    As a result of financial and other  considerations the Board of Directors voted  to  appoint  Sherb & Co.,  LLP as the  Company's  new  independent auditors  effective  November 9, 2004.  During the two most recent fiscal years and through  November 9, 2004,  the Company has not consulted  with
       Sherb & Co., LLP concerning the Company's financial statements, including the  application  of  accounting  principles  to a specified  transaction
       (proposed  or  completed)  or the type of  audit  opinion  that  might be rendered on the  Company's  financial  statements  or any matter that was either the subject of a  "disagreement"  or  "reportable  event" (as such terms  are  defined  in Item 304 of  Regulation  S-K)  with the  previous independent auditors.

ITEM 9.01.  FINANCIAL STATEMENTS, AND EXHIBITS.

(c)    EXHIBITS

       EXHIBIT NO.       DESCRIPTION
          16             Letter from  PricewaterhouseCoopers  LLP related to the
                         change in certifying accountants.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company
has duly  caused  this  report  to be signed  on its  behalf by the  undersigned hereunto duly authorized.

                                  QUERYOBJECT SYSTEMS CORPORATION

Dated:  November 16, 2004          By:/S/ Daniel M. Pess
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                                      Daniel M. Pess
                                      Chief Financial Officer and Secretary
                                      of the Company